EXHIBIT 10.1

AMENDMENT TO AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

This Amendment (“Amendment”) to the Amended and Restated Agreement and Plan of Merger (“Merger Agreement”) by and among Broadcaster, Inc., formerly known as International Microcomputer Software, Inc. (the “Parent”),  ACCM Acquisition Corp., AccessMedia Networks, Inc. (the “Company”), and the stockholders of AccessMedia Networks, Inc. (“Company Stockholders”), entered into as of this 29th day of December 2006.

WHEREAS, the Parent has recently approved a change in the business model of the Company in order to broaden the Company’s business and take advantage of very recent changes in the Internet; and

WHEREAS, this Amendment is not required to be approved by the stockholders of the Parent.

NOW, THEREFORE, the parties agree as follows:

1.

Section 2.9 of the Merger Agreement is deleted and replaced by the following:

2.9 Earnout Payment.

(a) The Earnout Consideration shall be paid by Parent in an earnout payment to the Company Stockholders in the form of Parent Earnout Shares in amounts set forth below (in each case, an “Earnout Payment”), in the event that any of the following shall occur:

(i)

During any of the time periods beginning as of May 1, 2005 and ending on the date listed in the Performance Target Schedule in the column entitled “Target Date” (subject to clause (ii) below), the Surviving Corporation’s Revenue (as defined below) is equal to or greater than the applicable amount indicated in the column entitled “Revenue Performance Level”:

Performance Target Schedule

Revenue Performance Level	Target Date	Earnout Payment (in Shares of Parent Common Stock)	Potential Aggregate Shares of Parent Common Stock
> $20 million in Revenue	June 30, 2006	7 million	36 million
> $40 million in Revenue	March 31, 2007	7 million	43 million
> $55 million in Revenue	September 30, 2007	7 million	50 million
> $80 million in Revenue	June 30, 2008	7 million	57 million
> $100 million in Revenue	December 31, 2008	7 million	64 million

The applicable Earnout Payment in the column entitled “Earnout Payment” shall be delivered to the Stockholders’ Representative, payable to, and on behalf of, the Company Stockholders, on or prior to the 30th day following the Target Date or following the date upon which a certain Revenue Performance Level is attained (“Attainment Date”) if the Attainment Date precedes the Target Date. Notwithstanding the foregoing, an Earnout Payment may be earned if the Surviving Corporation achieves the applicable Revenue Performance Level within six (6) months following the Target Date. As used herein, “Revenue” shall mean the sum of (x) the consolidated revenue of the Company beginning on May 1, 2005 and  (y) the number of monthly Broadcaster unique visitors, as measured by Google Analytics multiplied by one dollar ($1.00). Provided, however, Revenue shall not include (A) any revenue or consolidated revenue (as provided in Section 2.9(a)(i)(x) above) from Parent’s Houseplans, Inc. business or operations or (B) any Baseline Amount (as provided in Section (b) below), or (C) any  unique visitors to any URL other than  parent-domain: broadcaster.com and its sub-domains.

(ii) If an Earnout Payment is earned on or before the specified Target Date, plus six (6) months, the total Earnout Payment will include (a) the Earnout Payment with respect to such Target Date, and (b) any Earnout Payments relating to prior measurement periods (in each case, an “Earnout Measurement Period”) that had not been earned prior to such date. For example, if the Surviving Corporation does not achieve Revenue of $20 million as of June 30, 2006 but does achieve Revenue of $20 million prior to December 31, 2006 (six months following the first Target Date), the Company Stockholders will be entitled to receive the Earnout Payment for the first Earnout Measurement Period within 30 days of December 31, 2006. If the Surviving Corporation does not achieve Revenue of $20 million by December 31, 2006, but does achieve Revenue of $40 million as of September 30, 2007 (six months following the second Target Date), the Company Stockholders will be entitled to receive the Earnout Payment for each of the first two Earnout Measurement Periods within 30 days of September 30, 2007.

2.

This Amendment is being executed by all of the parties to the Merger Agreement except ACCM Acquisition Corp., which ceased to exist upon consummation of the merger on June 1, 2006 and Broadcaster, Inc., a Delaware corporation, which withdrew as a party as part of the Merger Agreement.

3.

In all other respects, the Merger Agreement is ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers or managing members, duly authorized as of the date first written above.

[SIGNATURE PAGE FOLLOWS]

BROADCASTER, INC.

By:

_______________________________

Martin R. Wade, III

Chief Executive Officer

ACCESSMEDIA NETWORKS, INC.

By:

_______________________________

Martin R. Wade, III

President

STOCKHOLDERS’ REPRESENTATIVE

By:

_______________________________

Andrew Garroni

SOFTWARE PEOPLE, LLC

By:

_______________________________

Nolan Quan

Managing Member

TRANS GLOBAL MEDIA, LLC

By:

_______________________________

Nolan Quan

Managing Member

BROADCASTER, LLC

By:

_______________________________

Nolan Quan

Managing Member

ACCESSMEDIA TECHOLOGIES, LLC

By:

_______________________________

Nolan Quan

Managing Member

________________________________

Michael Gardner

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